UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 27, 2012

Splunk Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35498	86-1106510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Brannan Street

San Francisco, California 94107

(Address of principal executive offices, including zip code)

(415) 848-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

On November 29, 2012, Splunk Inc. (the “Company”) issued a press release announcing its financial results for the third fiscal quarter ended October 31, 2012.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Director

On November 27, 2012, Eric Swan resigned as a member of the Company’s Board of Directors (the “Board”), effective immediately.  Mr. Swan will remain an employee of the Company.  In connection with Mr. Swan’s resignation from the Board, the Board has decreased the size of the Board to seven directors.  The Board also determined on November 27, 2012 that Mr. Swan was no longer a named executive officer of the Company, effective immediately.

(d) Appointment of New Director

On November 27, 2012, the Board appointed Stephen G. Newberry to serve as a member of the Board, effective as of January 1, 2013, to fill an existing vacancy on the Board. Mr. Newberry will serve in the class of directors whose term expires at the Annual Meeting of Stockholders to be held in 2015.  Mr. Newberry has also been named to the Compensation Committee of the Board, effective as of January 1, 2013.

Mr. Newberry, age 59, has been a director of Lam Research Corporation, a supplier of wafer fabrication equipment and services, since June 2005 and has served as the Chairman of the board since November 2012.  He served as Lam Research’s Chief Executive Officer from June 2005 to December 2011, President from July 1998 to November 2010, and Chief Operating Officer from 1997 to 2005. Mr. Newberry joined Lam Research in August 1997 as Executive Vice President and Chief Operating Officer. Prior to joining Lam Research, Mr. Newberry held various executive positions at Applied Materials, Inc., a provider of manufacturing equipment, services and software to the global semiconductor, flat panel display and solar industries, during his 17-year tenure there.  Mr. Newberry also serves on the boards of directors of Nanometrics Incorporated, a provider of process control metrology and inspection systems.  Mr. Newberry was selected to serve on the Board because of the perspective and experience he brings to the Board as a former executive of global technology companies.

There is no arrangement or understanding between Mr. Newberry and any other persons pursuant to which Mr. Newberry was elected as a director.

A copy of the press release announcing Mr. Newberry’s appointment is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Press release issued by Splunk Inc. dated November 29, 2012.
99.2	Press release issued by Splunk Inc. dated November 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPLUNK INC.

By:	/s/ David F. Conte
David F. Conte Senior Vice President and Chief Financial Officer

Date:  November 29, 2012

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Splunk Inc. dated November 29, 2012.
99.2	Press release issued by Splunk Inc. dated November 27, 2012.